UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

EGPI FIRECREEK, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

3400 Peachtree Road, Suite 111, Atlanta, Georgia (principal executive offices)	30326 (Zip Code)

(404) 421-1844

(Registrant’s telephone number, including area code)

6564 Smoke Tree Lane Scottsdale, Arizona 85253

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(1)

Item 3.02                      Recent Sales of Unregistered Securities

I. (i) (ii) On August 20, 2012, by majority consent of the Board of Directors and Shareholders, the Company approved the following issuances of its restricted common, par value $0.001 per share for common and preferred, to the following persons in consideration of services rendered, including for and as incentive to continue to assist and provide services to the Company or its subsidiaries.

Name and Address (iii)	Date	Series C Preferred StockShare Amt	Type of Consideration	Fair Market Value of Consideration

Global Media Network USA, Inc. 1/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/20/2012	*200,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

David H. Ray 2/c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/20/2012	**	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

Brandon D. Ray 3/c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/20/2012	**	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

Strategic Partners Consulting, LLC. 4/c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/20/2012	**200,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

David A. Taylor 5/8411 Sterling Street, Irving, Texas 75063	8/20/2012	200,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

BVR, Inc. 6/c/o 3472 Pointview Circle, Gainsville, GA30506	8/20/2012	200,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

Michael Trapp 7/c/o 6564 Smoke Tree Lane, Scottsdale, Arizona 85253	8/20/2012	200,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(Note 1)

(Note 1): Series C preferred stock: The Preferred C stock has a stated value of $.001 and no stated dividend rate and is non-participatory. The Series C has liquidation preference over common stock. Effective May 20, 2009 i) Voting Rights for each share of Series C Preferred Stock shall have 21,200 votes on the election of directors of the Company and for all other purposes, and, ii) regarding Conversion to Common Shares, Series C have no right to convert to common or any other series of authorized shares of the Company. We have only used a nominal par value for our listed valuation which is subject to further adjustment. As Example only: During the year ended December 31, 2011, 72,856 shares of Series C preferred stock were issued for services rendered. The preferred stock was valued at $75,000 based on an estimate of fair market value on the date of grant. The holders of Series C preferred stock represent a controlling voting interest in the Company. As a result, a determination of the control premium was determined to estimate the value of the shares. The control premium is based on publicly traded companies or comparable entities which have been recently acquired in arm’s length transactions. The Company then performed the valuation with the assistance of a valuations expert.

(i) Issuances are approved, subject to such persons being entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable. Unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and or preferred stock beneficially owned.

(ii) All of the financing proceeds (see also Note 1) in the immediately preceding table was used as listed in the table above primarily in consideration of bonus for services rendered and or in exchange for accrued services rendered to the Company and/or one or more of its subsidiaries, and incentive.

(1)	* Global Media Network USA, Inc. is 100% owned by Dennis R. Alexander who provides day to day operational services and business consulting services to the Company, EGPI Firecreek, Inc., Energy Producers, Inc., and is a shareholder, Chairman, director, and an officer (CEO, CFO) of the Company.

(2)	**David H. Ray, for business and consulting, accounting, and advisory services; Mr. Ray is a shareholder indirectly through Strategic Partners Consulting, LLC, a director, and an officer (Executive Vice President and Treasurer) of the Company.

(3)	**Brandon D. Ray, for business, and consulting and financial advisory services; He is a shareholder indirectly though Strategic Partners Consulting, LLC. , and an officer, (Executive Vice President of Finance) and director of the Company.

(4)	**Strategic Partners Consulting, LLC, is indirectly owned by David H. Ray (66.7%) and Brandon D. Ray (33.3%) providing for each of their day to day operational services and business provisions, accounting, and financial advisory.

(5)	David A. Taylor is a shareholder and a director of the Company, and an officer and director of Chanwest Resources, Inc., a wholly owned subsidiary of the Company.

(6)	BVR, Inc. is indirectly owned by Billy V. Ray Jr. and Jonathan Ray. BVR, Inc. Mr. Ray, and Jonathan Rayare shareholders and not an officer or director of the Company.

(7)	Mike Trapp is a director of the Company. Mr. Trapp is also a shareholder.

(iii) Each share of Series C preferred stock shall have 21,200 votes on the election of our directors and for all other purposes.

(2)

II.  (i) (ii) (iii) On August 27, 2012, by majority consent of the Board of Directors, the Company approved the following issuances of its restricted common, par value $0.001 per share for common and preferred, to the following persons in consideration of bonus for services rendered and or in exchange for accrued services rendered to the Company and/or one or more of its subsidiaries, and incentive.

Name and Address (iii)	Date	Restricted Common Share Amt	Type of Consideration		Fair Market Value of Consideration

Jeffrey M. Proper 1/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	600,000,000	Bonus for services rendered to the Company, and Subsidiaries and Incentive		$60,000

Thomas J. Richards 2/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	500,000,000	Bonus for services rendered to the Company, and Subsidiaries, and Incentive		$50,000

Larry W. Trapp 3/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	500,000,000	Bonus for services rendered to the Company, and Subsidiaries, and Incentive		$50,000

Melvena Alexander CPA 4/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	600,000,000	In exchange for services rendered to the Company, and Subsidiaries		$60,000

Joanne M. Sylvanus 5/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	725,000,000	Bonus for services rendered to the Company, and Subsidiaries		$72,500

Global Media Network USA, Inc. 6/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	*1,550,000,000	In exchange for services rendered to the Company, and Subsidiaries		$155,000

David H. Ray 7/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	**	Bonus for services rendered to the Company, and Subsidiaries	$	**

Brandon D. Ray 8/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	**	Bonus for services rendered to the Company, and Subsidiaries, and Incentive	$	**

Strategic Partners Consulting, LLC. 9/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	8/27/12	**700,000,000	Bonus for services rendered to the Company, and Subsidiaries, and Incentive	$	**70,000

David A. Taylor 10/ 8411 Sterling Street Irving, Texas 75063	8/27/12	***250,000,000	Bonus for services rendered to the Company, and Subsidiaries, and Incentive		$25,000

Wiloil Consulting, LLC. 11/ 8411 Sterling Street Irving, Texas 75063	8/27/12	***250,000,000	Bonus for services rendered to the Company, and Subsidiaries, and Incentive		$25,000

Frederic Sussman 12/ c/o 15361Chesterfield Pines Ln. Chesterfield, MO 63017	8/27/12	325,000,000	Bonus for services rendered to the Company, and Subsidiaries, and Incentive		$32,500

(i) Issuances are approved, subject to such persons being entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable. Unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and or preferred stock beneficially owned.

(ii) $600,000 of the financing proceeds in the immediately preceding table was used as listed in the table above primarily in consideration of bonus for services rendered and or in exchange for accrued services rendered to the Company and/or one or more of its subsidiaries, and incentive.

(iii) Further restrictions are imposed on the common restricted share issuances such that it is agreed unless approved by the Board of Directors by its written consent, such shares issued to each and every person or entity shall not be hypothecated, sold, exchanged, or otherwise disposed of for a period of 7 months from the effective date of issuance which is August 27, 2012, but transfers to family members are allowed as gifts as long as these further restrictions are disclosed and followed.

(1)	Mr. Jeffrey M. Proper, Esq., for legal advisory and consulting services; Mr. Proper is a shareholder and is not a director or officer of the Company.

(2)	Mr. Thomas J. Richards, for business and consulting and advisory services, and loans to the Company; Mr. Richards is a shareholder and an advisor of the Company and is not a director or officer.

(3)	Mr. Larry W. Trapp, for business and consulting and advisory services, and loans to the Company; He is a shareholder, and formerly an officer and director of the Company and EPI through November 1, 2011.

(4)	Melvena Alexander, for day to day operational services and business provisions; Mrs. Alexander is a shareholder, and an officer (Secretary, Comptroller, and Co Treasurer) of the Company.

(5)	Joanne M. Sylvanus provides accounting and advisory services to the Company, and is a shareholder of the Company.

(6)	* Global Media Network USA, Inc. is 100% owned by Dennis R. Alexander who provides day to day operational services and business consulting services to the Company, EGPI Firecreek, Inc., Energy Producers, Inc., and is a shareholder, Chairman, director, and an officer (CEO, CFO) of the Company.

(7)	**David H. Ray, for business and consulting, accounting, and advisory services; Mr. Ray is a shareholder indirectly through Strategic Partners Consulting, LLC, a director, and an officer (Executive Vice President and Treasurer) of the Company.

(8)	**Brandon D. Ray, for business, and consulting and financial advisory services; He is a shareholder indirectly though Strategic Partners Consulting, LLC. , and an officer, (Executive Vice President of Finance) and director of the Company.

(9)	**Strategic Partners Consulting, LLC, is indirectly owned by David H. Ray (66.7%) and Brandon D. Ray (33.3%) providing for each of their day to day operational services and business provisions, accounting, and financial advisory.

(10)	***David A. Taylor is a shareholder and a director of the Company, and an officer and director of Chanwest Resources, Inc., a wholly owned subsidiary of the Company.

(11)	***Willoil Consulting, LLC is indirectly owned by David A. Taylor. Subject shares are to be issued upon completion of pending transaction with David Killian.

(12)	Frederic Sussman is a consultant of the Company for Arctic Solar and Engineering, LLC.; Mr. Sussman is a shareholder and is not a director or officer of the Company.

(iii) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(3)

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On August 20, 2012, the Board of Directors of EGPI Firecreek, Inc. (the “Company”) approved by its consent to amend the Company’s Articles of Incorporation to increase the authorized capital stock. On August 20, 2012 consenting shareholders owning approximately 86.30% of the Company’s Common Stock also approved this amendment to the Articles of Incorporation. Accordingly, the Certificate of Amendment to Articles of Incorporation of the Company was filed with the Secretary of State of Nevada on August 21, 2012 with an effective date of August 21, 2012.

As a result of this filing, the Company’s Articles of Incorporation were revised to increase the total authorized capital stock from 5,060,000,000 shares to 20,060,000,000 shares consisting of (i) 20,000,000,000 shares of voting common stock, $0.001 par value per share, and (ii) 60,000,000 shares of preferred stock, $0.001 par value per shares, which remains unchanged.

A copy of the Certificate of Amendment to Articles of Incorporation are filed herewith as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not Applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation of EGPI Firecreek, Inc., filed August 21, 2012.

(4)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 28, 2012

EGPI FIRECREEK, Inc.

By: /s/ Dennis Alexander
Dennis Alexander,
Chief Executive Officer